1


                                GROWTH PORTFOLIO
                                     of the
                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.

                      1150 South Olive Street, Los Angeles, California 90015,
(213) 742-2111

                                   PROSPECTUS

                                   May 1, 1998

         The Growth Portfolio (the "Growth Portfolio" or the "Portfolio") of the Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end, management investment company. The Growth Portfolio seeks long-term capital growth. Common stock (listed and unlisted) is the basic form of investment. The Portfolio may also invest in debt securities and preferred stock having a call on common stocks.

         Shares of the Fund are currently offered only to separate accounts of insurance companies to fund the benefits of variable annuity contracts and variable life insurance policies (collectively "variable insurance contracts"). Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying variable insurance contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

         This Prospectus contains information about the Fund and the Portfolio that a prospective purchaser of a variable insurance contract should know before allocating purchase payments or premiums to the Portfolio. It should be read in conjunction with the Prospectus for the variable insurance contract and should be retained for future reference. A Statement of Additional Information containing more detailed information about the Fund is available free by writing to the Fund at the Transamerica Annuity Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202, or by calling 800-258-4260. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.


            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                     THE SECURITIES AND EXCHANGE COMMISSION
                 NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
       OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.


                       This              Prospectus    should    be    read   in
                                         conjunction with the prospectus for the
                                         variable insurance contract.

         Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are fund shares federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in fund shares involves certain investment risks, including possible loss of principal.

                                TABLE OF CONTENTS
                                        9



                                                                Page

CONDENSED FINANCIAL INFORMATION....................................1

TRANSAMERICA VARIABLE INSURANCE FUND, INC..........................3

GROWTH PORTFOLIO...................................................3

INVESTMENT OBJECTIVE AND POLICIES..................................3

INVESTMENT METHODS AND RISKS.......................................4
         Small Capitalization Companies............................4
         Convertible Securities....................................5
         High-Yield ("Junk") Bonds.................................5
         Repurchase Agreements.....................................5
         State Insurance Regulation................................6

PORTFOLIO TURNOVER.................................................6

MANAGEMENT.........................................................6
         Directors and Officers....................................6
         Investment Adviser........................................6
         Investment Sub-Adviser....................................7

PERFORMANCE INFORMATION............................................7

DETERMINATION OF NET ASSET VALUE...................................8

OFFERING, PURCHASE AND REDEMPTION OF SHARES........................8

INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS....................9

TAXES    ............................................................9

OTHER INFORMATION....................................................9
         Preparing for Year 2000......................................
Reports  ............................................................9
         Voting and Other Rights.....................................9
         Custody of Assets and Administrative Services..............10
         Summary of Bond Ratings....................................10

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION.................................11

                                     CONDENSED FINANCIAL INFORMATION

                                           Financial Highlights

         The following table gives information regarding income, expenses and capital changes for the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. (formerly Transamerica Occidental's Separate Account Fund C) attributable to a Portfolio share outstanding throughout the periods indicated. The information is presented as if the reorganization of Separate Account Fund C, described below, in which the assets and liabilities of the Separate Account were transferred intact to the Growth Portfolio, had always been in effect. The activity prior to the November 1, 1996, reorganization of Separate Account Fund C, represents accumulation unit values of Separate Account Fund C which have been converted into share values for presentation purposes.

         The per share data in the table for the period January 1, 1993, through December 31, 1997, has been audited by Ernst & Young LLP, independent auditors of the Fund, in connection with the annual audits of the Portfolio's financial statements. The per share data in the table for the period January 1, 1988, through December 31, 1991, is based upon data from the audited financial statements of Separate Account Fund C, but Ernst & Young, LLP has not audited the conversion of that data to Growth Portfolio share values. Prior to November 1, 1996, activity represents accumulated unit values of Separate Account Fund C which have been converted to share values for presentation purposes. The financial statements which appear in the Statement of Additional Information are dated as of December 31, 1997.

                                             GROWTH PORTFOLIO

-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
                                                             1997        1996       1995       1994        1993
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net asset value, beginning of year                          $10.93      $8.582     $5.615     $5.239      $4.287
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------

Investment Operations
Net investment income (loss)                                (0.05)      (0.065)   (0.069)     (0.042)     (0.030)
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------

-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net realized and unrealized gain                             5.13        2.413     3.036       0.418       0.982
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Total from investment operations                             5.08        2.348     2.967       0.376       0.952
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Distribution from realized gains                            (1.26)         -         -           -           -
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net asset value, end of  year                               $14.75      $10.930    $8.582     $5.615      $5.239
                                                            ======      =======    ======     ======      ======
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Total Return                                                46.50%      27.36%     52.84%      7.19%      22.20%
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------

-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Ratios and Supplemental Data
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net assets, end of year (in thousands)                     $46,378      $32,238   $25,738     $17,267     $16,584
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Expenses to average net assets (1)                          0.85%        1.27%     1.41%       1.43%       1.43%
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Net investment income (loss) to average net assets (2)     (0.39%)      (0.68%)   (0.94%)     (0.80%)     (0.65%)
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Portfolio turnover rate                                     20.54%      34.58%     18.11%     30.84%      42.04%
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------
Average commission rate (3)                                $0.0575       $0.07       -           -           -
-------------------------------------------------------- ------------- ---------- --------- ------------ ----------


-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
                                                             1992        1991        1990       1989       1988
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net asset value, beginning of year                          $3.783      $2.689      $3.026     $2.266     $1.694
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------

Investment Operations
Net investment income (loss)                               (0.012)      (0.009)    (0.022)     (0.010)    (0.054)
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------

-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net realized and unrealized gain                            0.492        1.085     (0.360)      0.750      0.517
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Total from investment operations                            0.504        1.095     (0.337)      0.760      0.572
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------

-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net asset value, end of  year                               $4.287      $3.783      $2.689     $3.026     $2.266
                                                            ======      ======      ======     ======     ======
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Total Return                                                13.32%      40.71%     (11.14%)     33.56     33.74%
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------

-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Ratios and Supplemental Data
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net assets, end of year (in thousands)                     $13,966      $12,516     $9,281     $10,861    $8,453
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Expenses to average net assets (1)                          1.43%        1.43%      1.43%       1.44%      1.43%
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Net investment income (loss) to average net assets (2)     (0.31%)       0.28%      0.81%       0.37%      2.66%
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Portfolio turnover rate                                     43.07%      32.90%      49.87%     22.39%     52.18%
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------
Average commission rate (3)                                   -            -          -           -          -
-------------------------------------------------------- ------------- ---------- ----------- ---------- ----------


(1) If the Investment Adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.98% and 1.34% for the years ended December 31, 1997 and 1996, respectively.

(2) If the Investment Adviser had not reimbursed expenses the ratio of net investment loss to average net assets would have been (0.52%) and (0.75%) for the years ended December 31, 1997 and 1996, respectively.

 (3) This disclosure is required for fiscal periods beginning on or after September 1, 1995, and represents the average commission rate paid on equity security transactions on which commissions are charged.

TRANSAMERICA VARIABLE INSURANCE FUND, INC.GROWTH PORTFOLIO

 Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end, diversified management investment company established as a Maryland Corporation on June 23, 1995. The Fund currently consists of two investment portfolios, the Growth Portfolio and the Money Market Portfolio. This prospectus sets forth information about the Growth Portfolio only. Additional Portfolios may be created from time to time. By investing in the Growth Portfolio, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains, if any, on the investments of the Growth Portfolio. Likewise, an investor shares pro-rata in any losses of the Portfolio.

         The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"). The reorganization of Separate Account Fund C from a management investment company into a unit investment trust was approved at a meeting of the Contract owners held on October 30, 1996. The asset and liabilities of Separate Account Fund C as of the close of business October 31, 1996, were transferred intact to the Growth Portfolio in exchange for shares of the Growth Portfolio.

         Pursuant to an investment advisory agreement and subject to the authority of the Fund's Board of Directors, Transamerica Occidental Life Insurance Company ("Transamerica" or the "Investment Adviser") serves as the Fund's investment adviser and conducts the business and affairs of the Fund. Transamerica has engaged Transamerica Investment Services, Inc. ("Investment Services" or "Sub-Adviser" or "Manager") to act as the Fund's sub-advisor to provide the day-to-day portfolio management for the Portfolio.

The Portfolios are designed primarily to serve as investment vehicles for variable annuity and variable life insurance contracts offered by separate accounts of various insurance companies. The Fund may sell its shares to qualified pension and retirement plans, but currently does not do so. The Fund does not offer its stock directly to the general public.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Growth Portfolio are described below. There can be no assurance that the Growth Portfolio will achieve its investment objective. Investors should not consider any one Portfolio alone to be a complete investment program. As with any security, a risk of loss, including possible loss of principal, is inherent in an investment in the shares of the Portfolio.

         The different types of securities, investments, and investment techniques used by the Portfolio involve risks of varying degrees. These risks are described in greater detail, under "Investment Methods and Risks" and in the Statement of Additional Information. The Portfolio is subject to certain investment restrictions that are described under the caption "Investment Restrictions" in the Statement of Additional Information.

         The investment objective of the Portfolio as well as the investment policies that are not fundamental may be changed by the Fund's Board of Directors without shareholder approval. Certain of the investment restrictions of the Portfolio are fundamental, however, and may not be changed without the approval of a majority of the votes attributable to the outstanding shares of the Portfolio. See "Investment Restrictions" in the Statement of Additional Information.

         The Growth Portfolio's investment objective is long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the manager to be premier companies. In the manager's view, characteristics of premier companies include one or more of the following: dominant market share; leading brand recognition; proprietary products or technology; low-cost production capability; and excellent management with shareholder orientation. The manager of the Portfolio believes in long-term investing and places great emphasis on the sustainability of the above competitive advantages. Unless market conditions indicate otherwise, the manager also tries to keep the Portfolio fully invested in equity-type securities and does not try to time stock market movements.

Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in debt securities and preferred stocks (both having a call on common stocks by means of a conversion privilege or attached warrants) and warrants or other rights to purchase common stocks. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.

         The Portfolio may invest up to 10% of the Portfolio's assets in debt securities having a call on common stocks that are rated below investment grade. Those securities are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Corporation ("S&P"), or, if unrated, deemed to be of comparable quality by Investment Services.

         If  a  security  that  was  originally  rated  "investment   grade"  is
downgraded by a ratings service, it may or may not be sold. This depends on Investment Services' assessment of the issuer's prospects. However, Investment Services will not purchase below-investment-grade securities if that purchase would increase their representation in the Portfolio to more than 10%.

         The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers that are in the form of American Depository Receipts ("ADRs"). ADRs are registered stocks of foreign companies that are typically issued by an American bank or trust company evidencing ownership of the underlying securities. ADRs are designed for use on the U.S. stock exchanges.

         With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer. The Portfolio may not invest in companies for the purposes of exercising control or management.

Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's net assets.

INVESTMENT METHODS AND RISKS

         The Growth Portfolio is subject to the risk of changing economic conditions and fluctuations in the price of securities owned by the Portfolio.

         In addition, the different types of securities, investments, and investment techniques used by the Portfolio involve risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in value. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the investment. Certain risks associated with the types of investments in which the Portfolio may invest are discussed below. For more information on investment methods and risks, see "Special Investment Methods and Risks" in the Statement of Additional Information.

Small Capitalization Companies

         The Growth Portfolio may invest in securities of smaller, lesser-known companies. Such investments involve greater risks than the investments of larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger, more mature, better known firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks may fluctuate independently of larger company stock prices. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that to the extent the Portfolio invests in stock of small capitalization companies, the net asset value of the Portfolio's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volume.

Convertible Securities

         The Growth Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, will react to variations in the general market for equity securities. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

         As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there is no assurance of current income as the issuer might default in its obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

High-Yield ("Junk") Bonds

         High-yield bonds (commonly called "junk" bonds) are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than higher-rated bonds. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payments on time. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuer's unique financial situation, and the bond's coupon than to small changes in the market level of interest rates. During an economic downturn or a period of rising interest rates, highly leveraged companies may experience difficulties in making principal and interest payments, meeting projected business goals, and obtaining additional financing. See "Summary of Bond Ratings" on page 10 and the Statement of Additional Information for a description of bond rating categories.

Repurchase Agreements

         The Growth Portfolio may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolio purchases an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Portfolio's money is invested in the security. Since the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Portfolio's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In evaluating whether to enter into a repurchase agreement, Investment Services will carefully consider the creditworthiness of the seller pursuant to procedures established by the Fund's Board of Directors.

         The Growth Portfolio will not invest in repurchase agreements maturing in more than seven days if that would constitute more than 10% of the Portfolio's net assets when taking into account the remaining days to maturity of the Portfolio's existing repurchase agreements.

State Insurance Regulation

         The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life policies to be offered by insurance companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If such regulations and guidelines are applied to the Portfolio, the Portfolio may be limited in its ability to engage in certain techniques and to manage its portfolio with the flexibility provided herein. It is the Portfolio's intention that it operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

PORTFOLIO TURNOVER

         The Growth Portfolio will not consider portfolio turnover to be a limiting factor in making investment decisions. Changes will be made in the Portfolio if such changes are considered advisable to better achieve the Portfolio's investment objective. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding debt securities having a maturity at the date of purchase of one year or less. Investment Services anticipates that the annual turnover rate for the Growth Portfolio will generally not exceed 75%.

         High rates of portfolio turnover involve correspondingly greater expenses which must be borne by the Portfolio and its shareholders, including higher brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment of other securities. High rate of turnover may result in the acceleration of taxable gains and may under certain circumstances make it more difficult for a Portfolio to qualify as a regulated investment company under the Internal Revenue Code.
See "Federal Tax Matters" in the Statement of Additional Information.

MANAGEMENT

Directors and Officers

         The Fund's Board of Directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser and Investment Sub-Adviser, the custodian, the accounting and administrative services providers and other providers of services to the Portfolio. The officers of the Fund supervise its daily business operations. The Statement of Additional Information contains information as to the identity of, and other information about, the directors and officers of the Fund.

Investment Adviser

         Transamerica Occidental Life Insurance Company ("Transamerica"), 1150 South Olive Street, Los Angeles, California 90015, is the investment adviser of the Portfolio. Transamerica is a stock life insurance company incorporated in the state of California on June 30, 1906. It has been a wholly-owned direct or indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, since March 14, 1930. Transamerica acted as investment adviser to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"), the Fund's predecessor.

         The Fund has entered into an Investment Advisory Agreement with Transamerica under which the Transamerica assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Portfolio by Investment Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund.

         For its services to the Portfolio, Transamerica receives an annual advisory fee of 0.75% of the average daily net assets of the Growth Portfolio. The fee is deducted daily from the assets of the Portfolio. This fee may be higher than the average advisory fee paid to the investment advisers of other growth portfolios. Transamerica may waive some or all of its fee from time to time at its discretion.

Sub-Adviser

         Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services" or "Sub-Adviser" or "Manager"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Portfolio. Investment Services has been in existence since 1967 and has provided investment services to investment companies since 1968 and to the Transamerica Life Companies since 1981. Investment Services is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Portfolio's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. Investment Services will provide recommendations on the management of Portfolio assets, provide investment research reports and information, supervise and manage the investments of the Portfolio, and direct the purchase and sale of Portfolio investments.

         Investment Services is also responsible for the selection of brokers and dealers to execute transactions for the Fund. Some of these brokers or dealers may be affiliated persons of Transamerica and Investment Services, although presently none are. Although it is the policy of Investment Services to seek the best price and execution for each transaction, Investment Services may give consideration to brokers and dealers who provide Investment Services with statistical information and other services in addition to transaction services. Additional information about the selection of brokers and dealers is provided in the Statement of Additional Information.

         The transactions and performance of the Growth Portfolio are reviewed continuously by the senior officers of Investment Services. The portfolio manager for the Growth Portfolio is Jeffrey S.
Van Harte,  C.F.A.,  Vice  President  and Senior Fund Manager at Investment
 Services.  Mr. Van Harte is a
member of the San Francisco Society of Financial Analysts and received a B.A. from California State
University  at  Fullerton  in  1980.  Mr.  Van  Harte  has  been  managing the  portfolio  of the  Fund's
predecessor, Separate Account Fund C, since 1984.

PERFORMANCE INFORMATION

         From time to time the Fund may disseminate average annual total return figures for the Portfolio in advertisements and communications to shareholders or sales literature.

         Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The average annual total return calculation assumes a complete redemption of the investment at the end of the relevant period.

         The Fund also may from time to time disseminate year-by-year total return, cumulative total return and yield information for the Portfolio in advertisements, communications to shareholders or sales literature. These may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in the Portfolio (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

         In addition, the Fund may from time to time publish performance of the Portfolio relative to certain performance rankings and indices.

          As the successor to Separate Account Fund C, the Growth Portfolio treats the historical performance data of Separate Account Fund C as its own for periods prior to the reorganization. The performance data for the Growth Portfolio prior to the reorganization does not reflect any sales or insurance charges, or any other separate account or contract level charges, that were imposed under the annuity contracts issued through Separate Account Fund C.

         Since the Fund is not available directly to the public, its performance data is not advertised unless accompanied by comparable data for the applicable variable annuity or variable life insurance policy. The Portfolio's performance data does not reflect separate account or contract level charges.

         The investment results of the Portfolio will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Portfolio's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of the Portfolio's holdings available to investors upon request.

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Portfolio is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain holidays. The net asset value of the Portfolio's shares will not be calculated on the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and the Monday before Christmas if Christmas falls on a Tuesday. The net asset value of the Portfolio is determined by dividing the value of the Portfolio's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Portfolio outstanding.

         The value of the Growth Portfolio's securities and assets generally is determined on the basis of their market values. The short-term debt securities having remaining maturities of sixty days or less held by the Growth Portfolio (if any) are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.

OFFERING, PURCHASE AND REDEMPTION OF SHARES

         Pursuant to a participation agreement between the Fund and Transamerica, shares of the Portfolio are sold in a continuous offering and are authorized to be offered to Separate Account C to support its variable annuity contracts (the "Contracts"). Net purchase payments under the Contracts are placed in Separate Account C and the assets of the Separate Account C are invested in the shares of the Growth Portfolio. Separate Account C purchases and redeems shares of the Portfolio at net asset value without sales or redemption charges.

         For each day on which the Portfolio's net asset value is calculated, Separate Account C will transmit to the Fund any orders to purchase or redeem shares of the Portfolio based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed on that day. Shares of the Portfolio are purchased and redeemed at the Portfolio's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

         In the future, the Fund may offer shares of the Portfolio (including new Portfolios that might be added to the Fund) to other separate accounts of various insurance companies, whether or not affiliated with Transamerica, to support variable annuity contracts or variable life insurance contracts. Likewise, the Fund may also, in the future, offer shares of the Portfolio directly to qualified pension and retirement plans.

         In the event that shares of the Portfolio are offered to a separate account supporting variable life insurance or to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. The Fund currently does not foresee any disadvantage to owners of the Contracts arising from the fact that shares of the Portfolio might be held by such entities. However, in such an event, the Fund's Board of Directors will monitor the Portfolio in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Growth Portfolio distributes substantially all of its net investment income in the form of dividends to its shareholders. The Growth Portfolio declares its dividends and capital gain distributions at least annually.

TAXES

         The Fund believes that the Portfolio qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Portfolio intends to distribute substantially all of its net income and net capital gains to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the Portfolio. In addition, the Portfolio intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply.
See "Federal Tax Matters" in the Statement of Additional Information.

         The shareholders of the Portfolio are currently limited to Separate Account C and Transamerica. For more information regarding the tax implications for the purchaser of a Contract who allocates investments to the Portfolio, please refer to the prospectus for Separate Account C.

OTHER INFORMATION

Preparing For Year 2000

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem." This issue could adversely impact the Fund if the computer systems used by the Fund's Investment Adviser, Sub-Adviser, Custodian, transfer agent and other service providers do not accurately process date information after January 1, 2000. The Investment Adviser and Sub-Adviser are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly after January 1, 2000, and they are also seeking assurances from the Custodian, transfer agent and other service providers they use that their computer systems will be adapted to address the Year 2000 Problem in time to prevent adverse consequences after January 1, 2000. However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000.

Reports

         Annual Reports containing audited financial statements of the Fund and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Voting and Other Rights

         Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders (of the Portfolio or the Fund) and is entitled to a pro-rata share of any distributions made by the Portfolio and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of the Portfolio), when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights.

         As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings and does not intend to do so. The Fund is, however, required to hold shareholder meetings for the following purposes: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives, policies and restrictions of the Portfolio; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the members of the Board of Directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Fund has the obligation to assist in shareholder communications.

          Transamerica currently owns more than 25% of the outstanding shares of the Portfolio which may result in it being deemed a controlling person of the Portfolio, as that term is defined in the 1940 Act.

Custody of Assets and Administrative Services

         Pursuant to a custody agreement with the Fund, State Street Bank and Trust Company ("State Street" or "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, will hold all securities and cash assets of the Fund, provide recordkeeping and certain accounting services and serve as the custodian of the Fund's assets. The custodian will be authorized to deposit securities in securities depositories and to use the services of sub-custodians.

Summary of Bond Ratings

         Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."

         Investment Grade                Moody's              Standard & Poor's
--------------------------------------------              -----------------
         Highest quality                Aaa                      AAA
         High quality                   Aa                       AA
         Upper medium                    A                        A
         Medium, speculative features   Baa                      BBB

         Lower Quality
         Moderately speculative      Ba                       BB
         Speculative                  B                        B
         Very speculative            Caa                      CCC
         Very high risk              Ca                       CC
         Highest risk, may not be
             paying interest          C                        C
         In arrears or default        D                        D

         For more information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.

FOR MORE INFORMATION

The Statement of Additional Information ("SAI") contains more detailed information on the Portfolios. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus (is legally part of this prospectus).

To request a free copy of the SAI, please write or call the Fund at:

Transamerica Annuity Service Center
401 North Tryon Street, Suite 700
Charlotte, North Carolina  28202
800-258-4260

22



                       STATEMENT OF ADDITIONAL INFORMATION


                                GROWTH PORTFOLIO
                                     of the
                   TRANSAMERICA VARIABLE INSURANCE FUND, INC.


                                   May 1, 1998


         This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon information discussed in the Prospectus for the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. (the "Fund") and should, therefore, be read in conjunction with the Prospectus for the Fund. To obtain a copy of the May 1, 1998, Prospectus write to the Fund at the Transamerica Annuity Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202, or by calling 800-258-4260.

                                TABLE OF CONTENTS

                                                                   Page

INTRODUCTION                                        1
ADDITIONAL INVESTMENT POLICY INFORMATION      1
SPECIAL INVESTMENT METHODS AND RISKS                   2
         Restricted and Illiquid Securities
                  2
         Borrowing                                                          2
         Other Investment Companies                       2
         Options on Securities and Securities Indices
                  3
         Warrants and Rights
                  4
         Repurchase Agreements                                              4
         High-Yield ("Junk") Bond                                           5
         Foreign Securities                                                 5
INVESTMENT RESTRICTIONS                                            5
         Fundamental Restrictions
                  5
         Non-Fundamental Restrictions
                  7
         Interpretive Rules
                  7
INVESTMENT ADVISER                                                 8
         Investment Advisory Agreement
                  8
         Investment Sub-Advisory Agreement                                   9
PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE    9
DETERMINATION OF NET ASSET VALUE                                    10
PERFORMANCE INFORMATION                                             11
FEDERAL TAX MATTERS                                                          13
SHARES OF STOCK                                                              14
CUSTODY OF ASSETS                                                            15
DIRECTORS AND OFFICERS                                                       15
         Compensation                                                   16
LEGAL PROCEEDINGS                                                            17
OTHER INFORMATION                                                            17
         Legal Counsel
                  17
         Other Information                                                  17
         Independent Auditors                     18
         Financial Statements
                  18
APPENDIX A
         19

                                               INTRODUCTION

         Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end management investment company established as a Maryland corporation on June 23, 1995. The Fund's Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"). The reorganization of Separate Account Fund C from a management investment company into a unit investment trust, Separate Account C, was approved at a meeting of the Contract owners held on October 30, 1996. The assets of Separate Account Fund C, as of close of business October 31, 1996, were transferred intact to the Growth Portfolio of the Fund in exchange for shares in the Growth Portfolio which are held by Separate Account C.

         The Fund currently consists of two investment portfolios, the Growth Portfolio (the "Portfolio" or "Growth Portfolio") and the Money Market Portfolio. This Statement of Additional Information sets forth information about the Growth Portfolio only. By investing in the Growth Portfolio, an investor becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of that Portfolio.

         Pursuant to an investment advisory agreement and subject to the authority of the Fund's board of directors (the "Board of Directors"), Transamerica Occidental Life Insurance Company ("Transamerica") serves as the Fund's investment adviser and conducts the business and affairs of the Fund. Transamerica has engaged Transamerica Investment Services, Inc. ("Investment Services") to act as the Fund's sub-adviser to provide the day-to-day portfolio management for the Portfolio.

         The Fund currently offers shares of the Growth Portfolio to insurance companies as an underlying funding vehicle for variable annuity and variable life insurance contracts (the "Contracts"). The Contracts are registered with the Securities and Exchange Commission ("SEC"), and have separate prospectuses and Statements of Additional Information.

         The Fund may, in the future, offer its stock to qualified pension and retirement plans. The Fund does not offer its stock directly to the general public.

         As of April 15, 1998, 95.763% of the outstanding shares of the Growth Portfolio were owned by Transamerica on behalf of Separate Account C, and 4.237% of the outstanding shares were owned by Transamerica Life Insurance and Annuity Company on behalf of Separate Account VA-6.

         Terms appearing in this Statement of Additional Information that are defined in the Prospectus have the same meaning as in the Prospectus.

                                 ADDITIONAL INVESTMENT POLICY INFORMATION

         The Growth Portfolio seeks long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in: (i) debt securities and preferred stocks, having a call on common stocks by means of a conversion privilege or attached warrants; and (ii) warrants or other rights to purchase common stocks. Unless market conditions would indicate otherwise, the Growth Portfolio will be invested primarily in such equity-type securities. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.

                                   SPECIAL INVESTMENT METHODS AND RISKS

Restricted and Illiquid Securities

         The Growth Portfolio may invest no more than 10% of its net assets in restricted securities (securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 (the "1933 Act")). However, such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act.

         In addition, the Growth Portfolio will invest no more than 15% of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, real estate, securities that are not readily marketable and restricted securities (unless Investment Services determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are eligible under Rule 144A and are liquid.)

         The Board of Directors of the Fund has adopted guidelines and delegated to Investment Services the daily function of determining and monitoring the liquidity of restricted securities. The board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the board will carefully monitor the Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in the Portfolio.

         The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Borrowing

         The Portfolio may borrow money but only from banks and only for temporary or short-term purposes. Such borrowings will not exceed 5% of the value of the Portfolio's total assets. Temporary or short-term purposes may include: (i) short-term ( i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. The Portfolio will not borrow for leveraging purposes. The Portfolio will maintain continuous asset coverage of at least 300% (as defined in the 1940 Act) with respect to all of its borrowings. Should the value of the Portfolio's assets decline to below 300% of borrowings, the Portfolio may be required to sell portfolio securities within three days to reduce the Portfolio's debt and restore 300% asset coverage. Borrowing involves interest costs.

Other Investment Companies

         The Growth Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies and small business investment companies. The Growth Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by the Portfolio. Together with other investment companies advised by Transamerica, the Portfolio will own no more than 10% of the outstanding voting stock of a closed-end investment company.

Options on Securities and Securities Indices

         The Growth Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. The Growth Portfolio currently does not intend to invest more than 5% of its net assets in options on securities and securities indices. The Growth Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

         The Growth Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in turn for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Growth Portfolio would realize a loss on the purchase of a call option.

         The Growth Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio
("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Growth Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize a loss on the purchase of a put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Growth Portfolio would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


         The Growth Portfolio may purchase options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Growth Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price and that the amount of illiquid securities may be calculated with reference to the formula.

         Transactions by the Growth Portfolio in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may purchase may be affected by options written or purchased by other investment advisory clients of Investment Services. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Investment Services's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Warrants and Rights

         The Growth Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by Investment Services for investment by the Portfolio. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Repurchase Agreements

         Repurchase agreement have the characteristics of loans by the Portfolio and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Portfolio additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Investment Services under procedures established by the Board of Directors and who have, therefore, been determined to present minimal credit risk.

         Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Portfolio may otherwise invest.

         If the seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Portfolio would look to the collateral security underlying the seller's agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligations to the Portfolio. In such event, the Portfolio might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

High-Yield ("Junk") Bonds

         The total return and yield of lower quality, high yield bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher quality bonds but not as much as common stocks. Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in low and lower-medium quality bonds involves greater investment risk and is highly dependent on Investment Services' credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices, because such events could lessen the ability of issuers to make principal and interest payments. These bonds are often thinly-traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may plan a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

         The Portfolio will not purchase a non-investment grade debt security (or "junk bond") if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities.

Foreign Securities

         The Growth Portfolio may invest in the securities of foreign issuers through the purchase of American Depository Receipts ("ADRs"). ADR's are dollar-denominated securities that are issued by domestic banks or securities firms and are traded on the U.S. securities markets.

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, the Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

                                         INVESTMENT RESTRICTIONS

Fundamental Policies and Restrictions

         Certain investment restrictions and policies have been adopted by the Fund as fundamental policies for the Portfolio. It is fundamental that the Portfolio operate as a "diversified company" within the meaning of the Investment Company Act of 1940. The investment objective of the Portfolio is also a fundamental policy. See "Investment Objective and Policies" in the Portfolio's Prospectus.

         A fundamental policy is one that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding votes attributable to the shares of the Portfolio. For purposes of the 1940 Act, "majority" means the lesser of: (a) 67% or more of the votes attributable to shares of the Portfolio present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to shares of the Portfolio.

         The Portfolio's fundamental policies and restrictions are:

         1. 5% Fund Rule With respect to 75% of total assets, the Portfolio may not purchase securities of any issuer if, as a result of the purchase, more than 5% of the Portfolio's total assets would be invested in the securities of the issuer. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities").

         2. 10% Issuer Rule With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer.

         3. 25% Industry Rule The Portfolio may not invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry. This limitation does not apply to investments in Government Securities.

         4. Borrowing The Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions, provided such borrowings do not exceed 5% of the value of the Portfolio's total assets.

         5. Lending The Portfolio may not lend its assets or money to other persons, except through: (a) the acquisition of all or a portion of an issue of bonds, debentures or other evidence of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (The Portfolio does not presently intend to invest more than 10% of the value of the Portfolio in privately distributed loans. It is possible that the acquisition of an entire issue may cause the Portfolio to be deemed an "underwriter" for purposes of the Securities Act of 1933); (b) lending securities, provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (The Portfolio does not presently intend to engage in the lending of securities); and (c) entering into repurchase agreements.

         6. Underwriting The Portfolio may not underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Portfolio may acquire securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

         7. Real Estate The Portfolio reserves the right to invest up to 10% of the value of its assets in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned. The purchase and sale of real estate or interests in real estate is not intended to be a principal activity of the Portfolio. The Portfolio currently does not intend to invest more than 5% of its net assets in real estate.

         8. Commodities The Portfolio may not purchase or sell commodities or commodities contracts.

         9. Senior Securities The Portfolio may not issue senior securities.

         All other investment policies and restrictions of the Portfolio are considered by the Fund not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval.

Non-Fundamental Restrictions

         Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

         The Portfolio's non-fundamental restrictions are:

         1. Restricted and Illiquid Securities Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's total assets.

         2. Securities of Other Investment Companies The Growth Portfolio does not currently intend to make investments in the securities of other investment companies. The Growth Portfolio does reserve the right to purchase such securities, provided the purchase of such securities does not cause: (1) more than 10% of the value of the total assets of the Portfolio to be invested in securities of registered investment companies; or (2) the Portfolio to own more than 3% of the total outstanding voting stock of any one investment company; or
(3) the Portfolio to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Portfolio; or (4) together with other investment companies advised by Transamerica, the Growth Portfolio to own more than 10% of the outstanding voting stock of a closed-end investment company.

         3. Short Sales The Portfolio may not make short sales of securities or maintain a short position, unless at all times when the short position is open, the Portfolio owns an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Portfolio's net assets is deposited or pledged as collateral for such sales at any one time.

         4. Margin Purchases The Portfolio may not purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with options on securities will not be deemed to be a purchase of securities on margin by the Portfolio.

         5. Invest for Control The Portfolio may not invest in companies for the purpose of exercising management or control in that company.

         6. Put and Call Options The Portfolio may not write put and call options.

Interpretive Rules

         For purposes of the foregoing restrictions, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio. In addition, with regard to exceptions recited in a restriction, the Portfolio may only rely on an exception if its investment objective(s) or policies (as disclosed in the Prospectus) otherwise permit it to rely on the exception.

                                            INVESTMENT ADVISER

         Transamerica is the investment adviser of the Fund and its Portfolio. It will oversee the management of the assets of the Portfolio by Investment Services. In turn, Investment Services is responsible for the day-to-day management of Portfolio.

Investment Advisory Agreement

         The investment adviser, Transamerica, has entered into an Investment Advisory Agreement with the Fund under which Transamerica assumes overall responsibility, subject to the supervision of the Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Portfolio by Investment Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund. Transamerica is also responsible for overseeing the Fund's compliance with the requirements of applicable law and conformity with the Portfolio's investment objective(s), policies and restrictions, including oversight of Investment Services.

         For its services to the Fund, Transamerica receives an advisory fee of 0.75% of the average daily net assets of the Portfolio. The fee is deducted daily from the assets of the Portfolio and paid to Transamerica periodically. Transamerica or its affiliates pays the salaries and fees, if any, of all officers and directors of the Fund who are "interested persons" (as defined in the 1940 Act) of Transamerica and of all personnel of Transamerica performing services relating to research, statistical and investment activities and the fees of the Sub-Adviser.

         The Fund pays all of its expenses not assumed by Transamerica, including custodian fees, legal and auditing fees, registration fees and expenses, and fees and expenses of directors unaffiliated with Transamerica.

         The Investment Advisory Agreement does not place limits on the operating expenses of the Fund or of any Portfolio. However, Transamerica has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for the Portfolio, exceed 0.10% of the Portfolio's estimated average daily net assets on an annualized basis.

         The total dollar amounts paid by the Portfolio, and/or its predecessor Separate Account Fund C, to Transamerica under the applicable investment advisory contract for the last three fiscal years are as follows: Separate Account Fund C paid $67,198 in 1995; Separate Account Fund C and the Portfolio together paid $66,831 in 1996; and the Portfolio paid $313,749 in 1997.

         The Investment Advisory Agreement provides that Transamerica may render similar services to others so long as the services that it provides to the Fund are not impaired thereby. The investment advisory agreement also provides that Transamerica shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for: (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement; and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

         The Investment Advisory Agreement was approved for the Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996, and by the Contract Owners of Separate Account Fund C at a Contract Owners meeting held on October 30, 1996. The investment advisory agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment advisory agreement is also terminable as to any Portfolio at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Portfolio (a) without penalty and (b) on 60 days' written notice to Transamerica.

Sub-Advisory Agreement

         Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Fund. Investment Services has been in existence since 1967 and has provided investment services to investment companies since 1968 and the Transamerica Life Companies since 1981. Investment Services is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Portfolio's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. Investment Services will provide recommendations on the management of Fund assets, provide investment research reports and information, supervise and manage the investments of the Portfolio, and direct the purchase and sale of Portfolio investments. Investment decisions regarding the composition of the Portfolio and the nature and timing of changes in the Portfolio are subject to the control of the Board of Directors of the Fund.

         The sub-advisory agreement was approved for the Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the sub-advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996, and by the Contract Owners of Separate Account Fund C at a Contract Owners meeting held on October 30, 1996. The sub-advisory agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The sub-advisory agreement is also terminable at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the Portfolio (a) without penalty and (b) on 30 days written notice to Investment Services.

         PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE

         Investment Services is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Transamerica or Investment Services.

         In placing orders for portfolio securities of the Portfolio, Investment Services is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Investment Services will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Investment Services generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Investment Services will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Portfolio, Investment Services and its affiliates, or other clients of Investment Services or its affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by Investment Services in connection with all of its activities, and some of such services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolio, and the services furnished by such brokers may be used by Investment Services in providing investment sub-advisory services for the Portfolio. The aggregate dollar amounts of the brokerage commissions paid with respect to portfolio transactions of the Portfolio by Investment Services as sub-adviser to Separate Account Fund C (the Portfolio's predecessor) were $7,253 for fiscal year 1995, and $19,115 for the first ten months of 1996. The aggregate dollar amount of brokerage commissions paid by the Portfolio after the reorganization, during November and December 1996, was $5,550, so that the total paid by Investment Services and the Portfolio during fiscal year 1996 was $24,665. The total paid by the Portfolio during fiscal year 1997 was $16,312.

         On occasions when Investment Services deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other advisory clients (including any other fund or other investment company or advisory account for which Investment Services or an affiliate acts as investment adviser), Investment Services, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Investment Services in the manner it considers to be most equitable as to each customer and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the booker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

         Changes will be made in the assets of the Portfolio if such changes are considered advisable to better achieve the Portfolio's investment objectives. It is anticipated that the annual portfolio turnover should not exceed 75%. The portfolio turnover rates for Separate Account Fund C (the Portfolio's predecessor) for 1995 was 30.84%. The portfolio turnover rate for 1996, when combining the experience of Separate Account Fund C through October 31, 1996, and the Portfolio's experience for November and December 1996 was 34.58%. The Portfolio's portfolio turnover rate for 1997 was 20.54%.

                                     DETERMINATION OF NET ASSET VALUE

         Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Portfolio. In accordance with procedures adopted by the Board of Directors, the net asset value per share is calculated by determining the net worth of the Portfolio (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of the Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. The Portfolio will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectus) that the Fund is open for business.

         In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors will reconsider the time at which net asset value is computed. In addition, the Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Portfolio assets of the Growth Portfolio are valued as follows:

                  (a) equity securities and other similar investments ("Equities") listed on any U.S. stock market or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, Equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices; (b) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Investment Services and approved by the Board of Directors; (d) options and futures contracts are valued at the last sale price on the market where any such option contracts are principally traded; (e) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (f) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by Investment Services to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and (g) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

         Equities traded on more than one U.S. national securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. If such quotations are not available, the price will be determined in good faith by or under procedures established by the Board of Directors.

                                         PERFORMANCE INFORMATION

         The Fund may from time to time quote or otherwise use average annual total return information for the Portfolio in advertisements, shareholder reports or sales literature. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)n = ERV

Where:
         P        =        a hypothetical initial investment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

      Any performance data quoted for the Portfolio will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

      The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C. Separate Account Fund C had been a separate account of Transamerica registered under the 1940 Act on Form N-3 as an open-end, diversified, management investment company. The reorganization of Separate Account Fund C from a management investment company into a unit investment trust called Separate Account C, was approved at a meeting of the Contract owners held on October 30, 1996. The assets of Separate Account Fund C, as of close of business October 31, 1996, were transferred intact to the Growth Portfolio of the Fund in exchange for shares in the Growth Portfolio which will be held by Separate Account C. As the successor to Separate Account Fund C, the Growth Portfolio treats the historical performance data of Separate Account Fund C as its own for periods prior to the reorganization.

      Prior to the reorganization on November 1, 1996, Separate Account Fund C paid a mortality and expense risk fee of 1.10% and an investment advisory fee of 0.30% per year, and it did not bear any operating expenses. After the reorganization, the Growth Portfolio does not pay any mortality and expense risk fees, and its total investment advisory fee and operating expenses during 1997 were 0.98% (before fee waivers and expense reimbursements) and 0.85% after fee waivers and expense reimbursements. In accordance with conversations with the SEC staff, its investment performance for periods prior to the reorganization reflect total mutual fund fees and expenses of 0.98% per year.

      In computing its standardized total returns for periods prior to the reorganization, the Portfolio assumes that the charges currently imposed by the Portfolio were in effect through each of the periods for which the standardized returns are presented. The Growth Portfolio's performance data does not reflect any sales or insurance charges, or any other separate account or contract level charges, that were imposed under the annuity contracts issued through Separate Account Fund C.

      Any performance data quoted for the Portfolio represents historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance data for the Portfolio does not reflect charges deducted under the variable annuity contracts. If contract charges are taken into account, such performance data would reflect lower returns. Accordingly, any advertisement that includes performance data for the Portfolio will also include performance data for the variable annuity contracts.

      From time to time the Fund may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

      CTR   =   (ERV/P) - 1

      Where:

      CTR = The cumulative total return net of Portfolio recurring charges for the period.

      ERV = The ending redeemable value of the hypothetical investment at the end of the period.

      P = A hypothetical single payment of $1,000.

      From time to time the Fund may publish an indication of the Portfolio' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Weisenberger Investment Companies Service, Donoghue's Money Portfolio Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Fund may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including (but not limited to): (a) the Lipper Analytical Services, Inc. Mutual Portfolio Performance Analysis, Fixed-Income Analysis and Mutual Portfolio Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Portfolio Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 5000 Index; (k) the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Portfolio Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; (t) S&P 500 Index; and (u) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolio's investments. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Fund to calculate the Portfolio's performance figures.

      The Fund may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish Investment Services' views as to markets, the rationale for the Portfolio's investments and discussions of the Portfolio's current asset allocation.

      From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

      Such performance data is based on historical results and is not intended to indicate future performance. The total return of the Portfolio varies based on market conditions, portfolio expenses, portfolio investments and other factors. The value of the Portfolio's shares fluctuates and an investor's shares may be worth more or less than their original cost upon redemption. The Fund may also, at its discretion, from time to time make a list of the Portfolio's holdings available to investors upon request.

                                           FEDERAL TAX MATTERS

      The Portfolio intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions.

      Sources of Gross Income. To qualify for treatment as a regulated investment company, the Portfolio must also, among other things, derive its income from certain sources. Specifically, in each taxable year, the Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in securities, or these currencies. The Portfolio must also generally derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Portfolio assets.

      Diversification of Assets. To qualify for treatment as a regulated investment company, the Portfolio must also satisfy certain tax requirements with respect to the diversification of its assets. The Portfolio must have, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer. In addition, not more than 25% of the value of the Portfolio's total assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of the Portfolio's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The Portfolio's investments in U.S. Government Securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the Investment Company Act of 1940 (the "1940 Act").

      Because the Fund is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on the Portfolio. These requirements which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment. In general, no more than 55% of the value of the assets of the Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

      Additional Tax Considerations. The Portfolio will not be subject to the 4% Federal excise tax imposed on amounts not distributed to shareholders on a timely basis because the Portfolio intends to make sufficient distributions to avoid such excise tax. If the Portfolio failed to qualify as a regulated investment company, owners of Contracts based on the Portfolio: (1) might be taxed currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral; and (2) the Portfolio might incur additional taxes. In addition, if the Portfolio failed to qualify as a regulated investment company, or if the Portfolio failed to comply with the diversification requirements of Section 817(h) of the Code, owners of Contracts based on the Portfolio would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by Investment Services and it is intended that the Portfolio will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Investment Services might otherwise believe to be desirable.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                                             SHARES OF STOCK

      Each issued and outstanding share of the Portfolio is entitled to participate equally in dividends and distributions declared for the Portfolio's stock and, upon liquidation or dissolution, in the Portfolio's net assets remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.

       As the designated successor to Separate Account Fund C, the Growth Portfolio of the Fund received the assets of Separate Account Fund C. In exchange, the Fund provided Separate Account C with shares in the Growth Portfolio.

      Under normal circumstances, subject to the reservation of rights explained below, the Fund will redeem shares of the Portfolio in cash within 7 days. However, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

      Under Maryland law, the Fund is not required to hold annual shareholder meetings and does not intend to do so.
                                            CUSTODY OF ASSETS

      Pursuant to a Custodian Agreement with the Fund, State Street Bank and Trust Company ("State Street" or "Custodian") 225 Franklin Street, Boston, Massachusetts 02110 holds the cash and portfolio securities of the Fund as custodian.

      State Street is responsible for holding all securities and cash of the Portfolio, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Fund, all as directed by persons authorized by the Fund. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolio or the Fund. Portfolio securities of the Portfolio purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participants Trust Company book entry systems.
                                          DIRECTORS AND OFFICERS

      The Directors and officers of the Fund are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years.

                               Positions and Offices
Name, Age and Address**                  with the Fund           Principal Occupation During the Past Five Years
----------------------------------------------------------------------------------------------------------------
Donald E. Cantlay (76)         Board of Directors             Director,  Managing  General  Partner of Cee
                                                              'n'  Tee  Company;  Director  of  California
                                                              Trucking  Association  and  Western  Highway
                                                              Institute;  Director  of  FPA  Capital  Fund
                                                              and FPA New Income Fund.

Richard N. Latzer (61)*        Board of Directors             President,   Chief  Executive   Officer  and
                                                              Director    of    Transamerica    Investment
                                                              Services,  Inc.;  Senior Vice  President and
                                                              Chief  Investment  Officer  of  Transamerica
                                                              Corporation.      Director     and     Chief
                                                              Investment     Officer    of    Transamerica
                                                              Occidental Life Insurance Company.

Jon C. Strauss (58)            Board of Directors             President of Harvey Mudd College;
                                                              Previously Vice President and Chief
                                                              Financial Officer of Howard Hughes Medical
                                                              Institute; President of Worcester
                                                              Polytechnic Institute; Vice President and
                                                              Professor of Engineering at University of
                                                              Southern California; Vice President Budget
                                                              and Finance, Director of Computer
                                                              Activities and Professor of Computer and
                                                              Decision Sciences at University of
                                                              Pennsylvania.

Gary U. Rolle (57)*            Chairman, Board of             Director,
                               Directors                      Executive    Vice    President   and   Chief
                                                              Investment     Officer    of    Transamerica
                                                              Investment  Services,   Inc.;  Director  and
                                                              Chief  Investment  Officer  of  Transamerica
                                                              Occidental Life Insurance Company.

Peter J. Sodini (57)           Board of Directors             Associate,  Freeman  Spogli & Co. (a private
                                                              investor);    President,   Chief   Executive
                                                              Officer and  Director,  The Pantry,  Inc. (a
                                                              supermarket).   Director   Pamida   Holdings
                                                              Corp.  (a retail  merchandiser)  and Buttrey
                                                              Food and Drug Co. (a supermarket).

Barbara A. Kelley (45)         President                      President,   Chief  Operating   Officer  and
                                                              Director    of    Transamerica     Financial
                                                              Resources,  Inc. and  President and Director
                                                              of     Transamerica     Securities     Sales
                                                              Corporation,  Transamerica  Advisors,  Inc.,
                                                              Transamerica  Product,  Inc.,   Transamerica
                                                              Product,   Inc.  I,  Transamerica   Product,
                                                              Inc.  II,  Transamerica  Product,  Inc.  IV,
                                                              and Transamerica Leasing Ventures,  Inc.

Matt Coben (37)***             Vice President                 Vice  President,  Broker/Dealer  Channel  of
                                                              the   Institutional    Marketing    Services
                                                              Division  of  Transamerica   Life  Insurance
                                                              and  Annuity  Company  and  prior  to  1994,
                                                              Vice  President  and National  Sales Manager
                                                              of the Dreyfus Service Organization .

Sally S. Yamada (47)           Assistant Secretary            Vice     President    and    Treasurer    of
                                                              Transamerica
                                                                       Occidental  Life Insurance  Company
                                                              and   Treasurer   of    Transamerica    Life
                                                              Insurance and Annuity Company.

Regina M. Fink (42)            Secretary                      Counsel  for  Transamerica  Occidental  Life
                                                              Insurance   Company   and   prior   to  1994
                                                              Counsel  and  Vice  President  for  Colonial
                                                              Management Associates, Inc.

Thomas M. Adams (63)           Assistant Secretary            Partner  in the law firm of  Lanning , Adams
                                                              & Peterson.

Susan R. Hughes (42)           Treasurer                      Vice President and Chief Financial
                                                              Officer, Transamerica Investment Services,
                                                              Inc., since 1997; Independent Financial
                                                              Consultant 1992-1997,

*        These  members of the Board are  interested  persons as defined by
Section  2(a)(19)  of the 1940
         Act.
** Except as otherwise noted, the mailing address of each Board member and officer is 1150 South Olive, Los Angeles, California 90015.
*** The mailing address of this officer is 401 North Tryon Street Suite 700, Charlotte, North Carolina 28202.

     The principal occupations listed above apply for the last five years. In some instances, the occupation listed above is the current position; prior positions with the same company or affiliate are not indicated.

         Each of the officers and members of the Board of the Fund holds the same or similar position with Transamerica Occidental's Separate Account Fund B. The members of the Board of Directors are also members of the Board of Directors of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment Services, Inc. Mr. Rolle is a director of Transamerica Investors, Inc.

Compensation

         The following table shows the compensation paid by the Fund and the Fund Complex during the fiscal year ended December 31, 1997, to all Directors of the Fund.


                                                                                        Total
                                                                                     Compensation
                                                          Total Pension or         From Registrant
                                    Aggregate           Retirement Benefits        and Fund Complex
                                  Compensation        Accrued As Part of Fund    Paid to Directors3/
       Name of Person              From Fund1/               Expenses2/
     Donald E. Cantlay               $1,500                     -0-                     $6,000
     Richard N. Latzer                 -0-                      -0-                       -0-
      DeWayne W. Moore                $1500                     -0-                     $6,250
       Gary U. Rolle                   -0-                      -0-                       -0-
      Peter J. Sodini                -$1500-                    -0-                     $4,750
       Jon C. Strauss                 $500                      -0-                      $500

                                          ---------------------

1/ Each director of the Fund is compensated $250 for each meeting they attend. (The Board of the Fund plans to hold four regularly scheduled board meetings each year; other meetings may be scheduled.) This is the same compensation the directors received while members of the Board of Managers of Separate Account Fund C.

2/ None of the members of the Board of Directors currently receives any pension or retirement benefits due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

3/ During fiscal year1997, each Board member was also a member of the Board of Transamerica Occidental's Separate Account Fund B and of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment services, Inc. Mr. Rolle' is a director of Transamerica Investors, Inc. These registered investment companies comprise the "Fund Complex."

                                            LEGAL PROCEEDINGS

         There is no pending material legal proceeding affecting the Fund. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets.

                                            OTHER INFORMATION

Legal Counsel

         Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404, has provided advice to the Fund with respect to certain matters relating to federal securities laws.

Other Information

         The Prospectus and this Statement do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this Statement pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement form parts, each such statement being qualified in all respects by such reference.

Independent Auditors

         Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, acts as the Fund's independent auditors.

Financial Statements

         This  Statement  of  Additional   Information  contains  the  financial
statements for the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., for the fiscal year ended December 31, 1997.

                                                APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS1A.  Moody's Investors  Service,  Inc. Aaa:
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered a medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Unrated:
Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:1. An application for rating was not received or accepted.2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.3. There is a lack of essential data pertaining to the issue or issuer.4.The issue was privately placed, in which case the rating is not published in Moody's publications. Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.Note: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.B. Standard & Poor's Corporations AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. BB--B--CCC--CC--C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. Investment Services' uses its judgment, analysis and experience to evaluate such bonds.

--------
1The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

6

                                     PROFILE
                                                      of the
                     TRANSAMERICA CLASSICsm VARIABLE ANNUITY
                                    Issued by
                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY
                                   May 1, 1998

         This Profile is a summary of some of the more important points that you should know and consider before purchasing the contract. The contract is more fully described in the full prospectus that accompanies this Profile. Please read the prospectus carefully.

1. The Contract. The Transamerica Classicsm Variable Annuity is a contract between you and Transamerica Life Insurance and Annuity Company that allows you to invest your purchase payments in your choice of 17 mutual funds portfolios ("portfolios") in the Variable Account and two general account options. The portfolios are professionally managed and you can gain or lose money invested in a portfolio, but you could also earn more than investing in the general account options. Transamerica guarantees the safety of money invested in the general account options. Certain portfolios and general account options may not be available in all states.

The contract is a deferred annuity and it has two phases: the accumulation phase, and the annuitization phase. During the accumulation phase, you can make additional payments on your contract, transfer money among the investment options, and withdraw some or all of your investment. During this phase, your earnings accumulated on a tax-deferred basis for individuals, but some or all of any money you withdraw may be taxable. Tax deferral is not available for non-qualified contracts owned by corporations and some trusts.

         During the annuity phase, Transamerica will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase and on other factors, such as the annuitants' age and sex.

2. Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from Transamerica. You may choose fixed payments, where the dollar amount of each payment generally remains the same, or variable payments, where the dollar amount of each payment may increase or decreased based on the investment performance of the portfolios you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15 or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Contract. Generally you must invest at least $5,000 ($2,000 for IRAs) to purchase a contract. You can make additional payments of at least $1,000 each ($100 each if made under an automatic payment plan deducted from your bank account). You may cancel your contract during the free look period (see item 10 below).

         The Transamerica Classic Variable Annuity is designed for long-term tax-deferred accumulation of assets, generally for retirement and other long-term goals. Individuals in high tax brackets get the most benefit from the tax deferral feature. You should not invest in the contract for short-term purposes or if you cannot take the risk of losing some of your investment.

4. Investment Options. VARIABLE ACCOUNT: You can invest in any of the following 17 portfolios:

Alger American Income & Growth              MFS VIT Research
Alliance VPF Growth & Income                  Morgan Stanley UF Fixed Income
Alliance VPF Premier Growth                 Morgan Stanley UF High Yield
Dreyfus VIF Capital Appreciation         Morgan Stanley UF International Magnum
Dreyfus VIF Small Cap                       OCC Accumulation Trust Managed
Janus Aspen Balanced                        OCC Accumulation Trust Small Cap
Janus Aspen Worldwide Growth                Transamerica VIF Growth Portfolio
MFS VIT Emerging Growth                     Transamerica VIF Money Market
MFS VIT Growth with Income

         You can earn or lose money in any of these portfolios. These portfolios are described in their own prospectuses. All portfolios may not be available in all states.

         GENERAL ACCOUNT: You can also allocate payments to the general account options, where Transamerica guarantees the principal invested plus an annual interest rate of at least 3%. The general account options include a fixed account and guarantee period options.

5. Expenses. Transamerica makes certain charges and deductions in order to provide the benefits and features available under the contract:

          If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested.

          Transamerica deducts an annual account fee of no more than $30 (the fee is waived for account values over $50,000).

          Transamerica deducts insurance and administrative charges of 1.35% per year from your average daily value in the variable account.

          If you elect the Living Benefits Rider (or Waiver of CDSL Rider), Transamerica will deduct a monthly fee equal to 1/12 of 0.05% of the account value.

          The first 18 transfers each year are free (then Transamerica will deduct a $10 fee for each additional transfer).

          Advisory fees are also deducted by the portfolios' manager, and the portfolios pay other expenses which, in total, range from 0.60% to 1.15% of the amounts in the portfolios.

          There  might  be  premium  tax  charges  ranging  from 0 to 5% of your
         investment   and/or  amounts  you  use  to  purchase  annuity  benefits
         (depending on your state's law).

         The following chart shows these charges (not including the optional Living Benefits Rider fee, any transfer fees or premium taxes). The $30 annual account fee is included in the first column as a charge of 0.075%. The third column is the sum of the first two columns. The examples in the last two columns show the total amounts you would be charged if you invested $1,000, the investment grew 5% each year, and you withdrew your entire investment after one year or 10 years. Year one includes the withdrawal charge and year 10 does not.


                                                     ---------------------------------------------------------------------
                                                                                                     Total       Total
                                                          Annual         Annual         Total      Expenses    Expenses
                                                        Insurance       Portfolio      Annual      at End of   at End of
Sub-Accounts                                             Charges         Charges       Charges      1 Year     10 Years
                                                     ---------------------------------------------------------------------
-----------------------------------------------------
Alger American Income & Growth                            1.425%          0.74%         2.165       $72.96      $249.81
Alliance VPF Growth & Income                              1.425%          0.72%         2.145       $72.76      $247.75
Alliance VPF Premier Growth                               1.425%          0.95%         2.375       $75.06      $271.12
Dreyfus VIF Capital Appreciation Growth                   1.425%          0.80%         2.225       $73.56      $255.95
Dreyfus VIF Small Cap                                     1.425%          0.78%         2.205       $73.36      $253.90
Janus Aspen Balanced                                      1.425%          0.83%         2.255       $73.86      $259.00
Janus Aspen Worldwide Growth                              1.425%          0.74%         2.165       $72.96      $249.81
MFS Emerging Growth                                       1.425%          0.87%         2.295       $74.26      $263.06
MFS Growth & Income                                       1.425%          1.00%         2.425       $75.56      $276.13
MFS Research                                              1.425%         0.88 %         2.305       $74.36      $264.07
Morgan Stanley UF Fixed Income                            1.425%          0.70%         2.125       $72.56      $245.69
Morgan Stanley UF High Yield                              1.425%          0.80%         2.225       $73.56      $255.95
Morgan Stanley UF International Magnum                    1.425%          1.15%         2.575       $77.06      $290.98
OCC Accumulation Trust Managed                            1.425%          0.87%         2.295       $74.23      $259.34
OCC Accumulation Trust Small Cap                          1.425%          0.97%         2.395       $75.24      $270.64
Transamerica VIF Growth                                   1.425%          0.85%         2.275       $74.06      $261.03
Transamerica VIF Money Market                             1.425%          0.60%         2.025       $71.55      $235.33
--------------------------------------------------------------------------------------------------------------------------

         The Annual Portfolio Charges above are for the year ended December 31, 1997 (except for Transamerica VIF Money Market Portfolios) and do not reflect expense reimbursements or fee waivers. The figures for Transamerica VIF Money Market Portfolios are estimates for the year 1998, its first year of operation. Expenses may be higher or lower in the future. See the "Variable Account Fee Table" in the Transamerica Classic Variable Annuity prospectus for more detailed information.

6. Federal Income Taxes. Individuals generally are not taxed on increases in the contract value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract). If you withdraw money, earnings come out first and are taxed. Generally, some portions (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply on the withdrawn earnings. Certain owners of non-qualified contracts that are not individuals may be currently taxed on increase in the contract value, whether distributed or not. Qualified contracts are subject to special income tax rules depending on the plan or arrangement.

7. Access to Your Money. You can generally take money our at any time during the accumulation phase. Transamerica may assess a withdrawal charge of up to 6% of a purchase payment, but no withdrawal charge will be assessed on money that has been in the contract for seven years. In certain cases, if you elect the Living Benefits Rider when you purchase the contract, the withdrawal change may be waived if you are in a hospital or nursing home for a long period or, in some states, if you are diagnosed with a terminal illness, or if you are receiving medically required in-home care. Subject to certain conditions, each contract year you may withdraw up to 15% of purchase payments received less than seven years ago, without incurring a withdrawal charge. Withdrawals from qualified contracts may be subject to severe restrictions and, in certain circumstances, prohibited.

         You may have to pay income taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

         If you withdraw money from a guarantee period prematurely, you may forfeit some of the interest that you earned, but you will always receive the principal you invested plus 3% interest.

8. Past Investment Performance. The value of the money you allocated to the portfolios will go up or down, depending on the investment performance of the portfolios you select. The following chart shows the adjusted past investment performance on a year-by-year basis for each portfolio. These figures have already been reduced by the insurance charges, the account fee, the advisory fee and all the expenses of the portfolios. These figures do not include the withdrawal charge, the fee for the optional Living Benefits Rider, any transfer fees or premium taxes, which would reduce performance if applied. Past performance is no guarantee of future performance or earnings.

CALENDAR YEAR

                                                   ------------------------------------------------------------------------
SUB-ACCOUNT                                              1997            1996           1995          1994        1993
                                                   ------------------------------------------------------------------------
---------------------------------------------------
Alger American Income & Growth                          36.16%          18.40%         35.18%        -8.55%       9.43%
Alliance VPF Growth & Income                            28.25%          21.65%         35.31%        -1.09%      10.24%
Alliance VPF Premier Growth                             33.43%          19.63%         43.41%        -3.41%      11.16%
Dreyfus VIF Capital Appreciation Growth                 26.84%          22.76%         31.76%        1.52%         N/A
Dreyfus VIF Small Cap                                   17.21%          15.11%         29.06%        7.78%       67.23%
Janus Aspen Balanced                                    21.21%          14.55%         22.93%        -0.66%        N/A
Janus Aspen Worldwide Growth                            21.63%          26.40%         25.28%        -0.22%        N/A
MFS Emerging Growth                                     21.48%          15.49%           N/A          N/A          N/A
MFS Growth & Income                                     29.06%          21.67%           N/A          N/A          N/A
MFS Research                                            19.76%          20.50%           N/A          N/A          N/A
Morgan Stanley UF Fixed Income                          8.40%             N/A            N/A          N/A          N/A
Morgan Stanley UF High Yield                            11.94%            N/A            N/A          N/A          N/A
Morgan Stanley UF International Magnum                  2.35%             N/A            N/A          N/A          N/A
OCC Accumulation Trust Managed                          21.18%          20.45%         43.39%        1.71%        9.29%
OCC Accumulation Trust Small Cap                        21.50%          16.88%         15.08%        -1.43%      18.20%
Transamerica VIF Growth                                 50.31%          26.60%         52.98%        7.68%       21.70%
Transamerica VIF Money Market                            N/A              N/A            N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------

                                                   ------------------------------------------------------------------------
SUB-ACCOUNT                                              1992            1991           1990          1989        1988
                                                   ------------------------------------------------------------------------
---------------------------------------------------
Alger American Income & Growth                          7.12%           22.70%         -1.39%        5.91%         N/A
Alliance VPF Growth & Income                            6.42%             N/A            N/A          N/A          N/A
Alliance VPF Premier Growth                              N/A              N/A            N/A          N/A          N/A
Dreyfus VIF Capital Appreciation Growth                  N/A              N/A            N/A          N/A          N/A
Dreyfus VIF Small Cap                                   70.60%          156.10%          N/A          N/A          N/A
Janus Aspen Balanced                                     N/A              N/A            N/A          N/A          N/A
Janus Aspen Worldwide Growth                             N/A              N/A            N/A          N/A          N/A
MFS Emerging Growth                                      N/A              N/A            N/A          N/A          N/A
MFS Growth & Income                                      N/A              N/A            N/A          N/A          N/A
MFS Research                                             N/A              N/A            N/A          N/A          N/A
Morgan Stanley UF Fixed Income                           N/A              N/A            N/A          N/A          N/A
Morgan Stanley UF High Yield                             N/A              N/A            N/A          N/A          N/A
Morgan Stanley UF International Magnum                   N/A              N/A            N/A          N/A          N/A
OCC Accumulation Trust Managed                          17.38%          43.71%         -5.87%        31.08%        N/A
OCC Accumulation Trust Small Cap                        18.84%          46.61%         -11.17%       16.36%        N/A
Transamerica VIF Growth                                 13.55%          41.44%         -12.60%       32.90%      29.23%
Transamerica VIF Money Market                            N/A              N/A            N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------


9. Death Benefit. If you die during the accumulation phase, a death benefit will be paid to your beneficiary.

         If you die before you turn 85, the death benefit will be the greatest of three things: (1) the account value; (2) the sum of all purchase payments less withdrawals and applicable premium taxes; or (3) the highest account value on any contract anniversary prior to the earlier of the owner's (or joint owner's) 85th birthday, plus purchase payment made less withdrawals and applicable premium tax charges since that contract anniversary. If death occurs after your or your joint owner's 85th birthday, the death benefit is equal to the account value.

10. Other Information. The Transamerica Classic Variable Annuity offers other features you might be interest in. Some of these features are as follows:

         Free Look. After you get your contract, you have ten days to look it over and decide if it is really right for you (this period may be longer in certain states). If you decide not to keep the contract, you can cancel it during this period by delivering a written notice of cancellation and returning the contract to the Service Center at the address listed in item 11 below. Unless otherwise required by law, Transamerica will refund the purchase payments allocated to any general account option (less any withdrawals) plus the value in the Variable Account as of the date the written notice and the contract are received by the Service Center.

         Telephone Transfers. You can generally arrange to transfer money between the investments in your contract by telephone.

         Dollar Cost Averaging. You can instruct Transamerica to automatically transfer money from either the money market sub-account or the fixed account to any of the other variable sub-accounts each month. This is intended to give you a lower average cost per share or unit than a single one time investment.

         Automatic Rebalancing Option. The performance of each sub-account may cause the allocation of value among the sub-accounts to change. You may instruct Transamerica to periodically automatically rebalance the amounts in the sub-accounts by reallocating amounts among them.

         Systematic Withdrawal Option. You can arrange to have Transamerica send you money automatically each month out of your contract during the accumulation phase. There are limits on the amounts, and the payments may be taxable, and, prior to age 59 1/2, subject to the penalty tax. If the total withdrawals (including systematic withdrawals) made in a contract year exceed the allowed amount to be withdrawn without a charge for that year, any applicable withdrawal charge will then apply.

         Automatic Payout Option. For qualified contracts, certain pension and retirement plans require that certain amounts be distributed from the plan at certain ages. You can arrange to have such amounts distributed automatically during the accumulation phase.

         These features may not be available in all state and may not be suitable for your particular situation.

11. Inquiries. If you need further information or have any questions about the contract, please write or call:

                       Transamerica Annuity Service Center
                        401 North Tryon Street, Suite 700
                         Charlotte, North Carolina 28202
                                  800-420-7749